                          ANNUAL REPORT AUGUST 31, 1999

                                   OPPENHEIMER

                                 MAIN STREET(R)
                            CALIFORNIA MUNICIPAL FUND

                                     [PHOTO]

                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3   President's Letter

 5   An Interview
     with Your Fund's
     Manager

 9   Fund Performance

12   FINANCIAL STATEMENTS

28   INDEPENDENT
     AUDITORS' REPORT

29   Federal Income
     Tax Information

30   Officers and
     Directors

31   OppenheimerFunds
     Family

32   Information and
     Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

IN STARK CONTRAST TO U.S. TREASURY SECURITIES, municipal bond prices were generally stable throughout the reporting period.

OUR RESEARCH-INTENSIVE SECURITY SELECTION STRATEGY helped us find areas of opportunity and helped avoid potential problems.

AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period Ended 8/31/99*

CLASS A
Without         With
Sales Chg.      Sales Chg.
--------------------------
-1.42%          -6.11%

CLASS B
Without         With
Sales Chg.      Sales Chg.
--------------------------

-2.41%          -7.10%

NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
* See page 11 for further details.


             2  Oppenheimer Main Street California Municipal Fund

PRESIDENT'S LETTER

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Main Street California
Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Main Street California
Municipal Fund

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.


              3  Oppenheimer Main Street California Municipal Fund

PRESIDENT'S LETTER

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

     One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JAMES C. SWAIN                      /s/ BRIDGET A. MACASKILL

James C. Swain                         Bridget A. Macaskill
September 22, 1999



              4  Oppenheimer Main Street California Municipal Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Patterson
Caryn Halbrecht
(Portfolio Manager)


HOW DID OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 1999?

A. In a rapidly changing investment environment, the Fund continued to provide investors with current income that was exempt from federal and California income taxes. Market conditions in late 1998 and early 1999 were, in many respects, direct opposites of each other. The final months of 1998 were generally characterized by recessionary economic conditions throughout much of the world, declining interest rates in the United States and less restrictive monetary policies worldwide. In contrast, 1999 has seen signs of global economic recovery, rising domestic interest rates and, ultimately, a tighter monetary policy in the United States.

HOW DID THESE ECONOMIC CONDITIONS AFFECT CALIFORNIA'S MUNICIPAL BOND MARKET?

In stark contrast to U.S. Treasury securities, municipal bond prices were remarkably stable throughout the one-year reporting period. In the first half of the period, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. As a result, U.S. Treasury securities significantly outperformed triple-A rated municipal bonds with comparable maturities.

               5  Oppenheimer Main Street California Municipal Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER


"MUNICIPAL BONDS ENDURED SIGNIFICANTLY LESS VOLATILITY THAN OTHER HIGH-QUALITY, FIXED INCOME SECURITIES OVER THE PAST YEAR."

In the second half of the reporting period, while municipal bonds remained stable, prices of U.S. Treasury securities declined sharply. As the economy grew stronger, investors appeared to regain some of their confidence and sold many Treasury bonds in order to return to riskier financial assets such as stocks and corporate bonds. Consequently, municipal bonds provided higher total returns than U.S. Treasuries during the past twelve months.

        In our opinion, municipal bonds' relative stability is the result of supply-and-demand factors. Strong economic conditions in California reduced many municipalities' need to borrow, leading to a modestly diminished supply of tax exempt bonds. Yet, demand remained high from investors seeking to minimize their income tax liabilities. This supply-and-demand relationship helped support the stability of California's municipal bond prices and yields.

DID YOU FIND COMPELLING VALUES IN THIS MARKET ENVIRONMENT?

Yes. Long-term, tax exempt municipal bond yields have been high relative to yields of long-term, taxable U.S. Treasury securities during the past twelve months. In fact, by mid-1999, California municipal bond yields were more than 90% of comparable Treasury yields. As a result, we believe that California municipal bonds have provided excellent after-tax values compared to historical norms during this period.

               6  Oppenheimer Main Street California Municipal Fund

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(1)

------------------------------
Class A              Since
1-Year     5-Year    Inception
------------------------------
-8.02%     5.73%     6.56%

Class B              Since
1-Year     5-Year    Inception
------------------------------
-9.00%     5.37%     3.69%

------------------------------

STANDARDIZED YIELDS(2)
For the 30 Days Ended 8/31/99
------------------------------
Class A              5.01%
------------------------------
Class B              4.25
------------------------------

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We attempted to manage the risks of changing interest rates and emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. This strategy led us to areas of opportunity that we believed would benefit from California's growing population, including residential land development and adult living facilities. Residential land development bonds finance much of the basic infrastructure for new housing construction. Adult living facilities are residential housing projects designed to meet the unique demands of a growing population of aging Americans who want amenities tailored to their lifestyles.

     Our strategy also led us to generally avoid certain issuers, such as hospitals, which have been subject to financial pressures because of an unfavorable regulatory and legislative environment, including cutbacks in Medicaid and Medicare. We also tended to avoid bonds issued by utilities that are in the midst of industrywide deregulation.

     Throughout the reporting period, we mostly targeted a neutral average duration--which is a measure of sensitivity to changes in interest rates. When interest rates declined in 1998, our neutral position constrained performance slightly compared to portfolios with longer durations. However, when interest rates rose in 1999, our neutral position helped shelter the portfolio from some of the impact affecting investors who had previously adopted a longer, more aggres-sive duration strategy.

1. See page 11 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended August 31, 1999. Falling share prices will tend to artificially raise yields.

              7  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

CREDIT ALLOCATION(3)
[PIE CHART]

- AAA                   50.5%
- AA                    12.1
- A                     13.4
- BBB                   21.9
- BB                     2.1


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET AND THE FUND?

We remain cautiously optimistic. First, we believe that municipal bonds are attractively valued relative to comparable taxable securities, and should benefit as that relationship returns to more normal levels. Second, California has benefited greatly from the recent strength of the U.S. economy, which has enabled many of its municipalities to put their fiscal houses in good order. This should help reduce some of the risk of credit downgrades.

     On the other hand, we remain concerned about rising interest rates. Accordingly, we intend to continue to monitor the economic environment carefully. If the economy continues to grow at an unsustainable rate, we may position the portfolio to reduce the adverse effects of potentially higher interest rates. We believe that these credit-conscious, risk manage-ment strategies make Oppenheimer Main Street California Municipal Fund an important part of The Right Way to Invest.

TOP FIVE INDUSTRIES(4)
(Percentage of market value)
----------------------------------------------------------------------------
Special Assessment                                                   19.6%
----------------------------------------------------------------------------
Single Family Housing                                                 17.9
----------------------------------------------------------------------------
Highways                                                              12.6
----------------------------------------------------------------------------
General Obligation                                                    10.4
----------------------------------------------------------------------------
Municipal Leases                                                       6.3
----------------------------------------------------------------------------

3. Portfolio data are as of August 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 9.50% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

4. Industry weightings are as of August 31, 1999, and are subject to change.

               8 Oppenheimer Main Street California Municipal Fund

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended August 31, 1999, Oppenheimer Main Street California Municipal Fund's performance was negatively impacted by the performance of the overall bond market, which weakened considerably in 1999. The weakness in the bond market stemmed from signs of continuing strong economic growth, which could cause inflation to reemerge. However, the Fund benefited from a reduced supply of new tax exempt bond issues relative to robust demand from investors seeking to manage their income tax liabilities. This reduction in issuance was primarily a result of strong economic conditions throughout the United States, which helped curtail California's need to borrow. In this environment, the Fund continued to adhere to its longstanding strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until August 31, 1999. In the case of Class A shares, performance is measured from the inception of the class on May 18, 1990. In the case of Class B shares, performance is measured from the inception of the class on October 29, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

     Because the Fund invests in a variety of municipal securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.


               9 Oppenheimer Main Street California Municipal Fund

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street California Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

          Oppenheimer    Lehman Brothers
          Main Street    Municipal Bond
          California         Index
           Municipal
         Fund (Class A)
5/18/90   $  9,525        $ 10,000
6/30/90      9,711          10,088
6/30/91     10,482          10,997
6/30/92     11,657          12,292
6/30/93     13,098          13,762
6/30/94     13,020          13,785
6/30/95     14,182          15,001
6/30/96     15,135          15,997
8/31/96     15,304          16,138
8/31/97     16,872          17,630
8/31/98     18,446          19,155
8/31/99     18,184          19,251

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/99(2)
1-Year -6.11%     5-Year 5.44%     Life 6.65%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street California Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

          Oppenheimer    Lehman Brothers
          Main Street    Municipal Bond
          California         Index
           Municipal
         Fund (Class B)
10/29/93   $10,000        $ 10,000
 6/30/94     9,458           9,671
 6/30/95    10,205          10,524
 6/30/96    10,782          11,223
 8/31/96    10,874          11,322
 8/31/97    11,878          12,368
 8/31/98    12,855          13,438
 8/31/99    12,452          13,505

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/99(2)
1 Year -7.10%     5 Year 5.09%     Life 3.83%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 5/31/90 for Class A and 10/31/93 for Class B.

1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See page 11 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

             10 Oppenheimer Main Street California Municipal Fund

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 5/18/90. Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/2/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 10/29/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 1% contingent deferred sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

              11  Oppenheimer Main Street California Municipal Fund

STATEMENT OF INVESTMENTS August 31, 1999

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--98.8%
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA--90.6%
 Anaheim, CA PFAU TXAL RB, MBIA Insured,
 Inverse Floater, 9.37%, 12/28/18(1)                              Aaa/AAA         $1,000,000           $1,167,500
------------------------------------------------------------------------------------------------------------------
 Berkeley, CA HF RRB, Alta Bates Medical Center,
 Prerefunded, Series A, 6.50%, 12/1/11                              A2/NR          1,500,000            1,609,740
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, American
 Baptist Homes, Series A, 6.20%, 10/1/27                           NR/BBB          1,790,000            1,782,804
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Episcopal
 Homes Foundation, 5.125%, 7/1/18                                   NR/A-          1,500,000            1,383,975
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Rhonda
 Haas Goldman Plaza, 5.125%, 5/15/23                               NR/AA-            700,000              638,218
------------------------------------------------------------------------------------------------------------------
 CA CDAU Lease RB, United Airlines,
 Series A, 5.70%, 10/1/33                                        Baa3/BB+          3,200,000            2,976,064
------------------------------------------------------------------------------------------------------------------
 CA CDAU MH RB, Village Riviera Hills,
 Series E, 5.45%, 2/1/25                                           NR/AAA          1,000,000            1,003,830
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RB, Sr. Lien, Prerefunded,
 Series A, 6.50%, 1/1/32                                    Baa3/BBB-/BBB          1,400,000            1,557,892
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RRB, Zero Coupon, 5.98%, 1/15/21(2)              Baa3/BBB-/BBB          5,000,000            1,343,350
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RRB, Zero Coupon, 6%, 1/15/22(2)                 Baa3/BBB-/BBB          5,500,000            1,387,705
------------------------------------------------------------------------------------------------------------------
 CA GOB, 5%, 10/1/27                                          Aa3/AA-/AA-          3,000,000            2,721,030
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25                Aaa/AAA          2,340,000            2,416,752
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series A, Cl. I, 5.40%, 8/1/26                    Aaa/AAA          1,810,000            1,674,829
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series C, 6.75%, 2/1/25                           Aa2/AA-          4,790,000            4,963,254
------------------------------------------------------------------------------------------------------------------
 CA Infrastructure & ED Bank RB,
 American Center for Wine Food Arts, 5.55%, 12/1/12               NR/A/A           1,710,000            1,697,962
------------------------------------------------------------------------------------------------------------------
 CA PCFAU RB, Pacific Gas & Electric Co. Project,
 Series B, 6.35%, 6/1/09                                           A1/AA-          2,000,000            2,139,500
------------------------------------------------------------------------------------------------------------------
 CA PWBL RB, State Prison Department of
 Corrections, Series E, FSA Insured, 5.50%, 6/1/15            Aaa/AAA/AAA          2,000,000            2,038,960
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series A, 5.75%, 12/1/29                                          NR/AAA          1,905,000            1,999,793
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series B, 7.75%, 9/1/26                                           NR/AAA            920,000            1,001,770


              12  Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series B-5, 6.35%, 12/1/29                                        NR/AAA         $1,470,000           $1,548,007
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series D, Cl. 5, 6.70%, 5/1/29                                    NR/AAA          1,890,000            2,057,983
------------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, The Internext Group, 5.375%, 4/1/17                 NR/BBB          3,000,000            2,794,770
------------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, The Internext Group, 5.375%, 4/1/30                 NR/BBB          1,500,000            1,348,110
------------------------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP,
 Inverse Floater, 7.63%, 11/1/15(1)                                 A1/NR          1,200,000            1,101,000
------------------------------------------------------------------------------------------------------------------
 Central CA Joint Powers Health FAU COP,
 Community Hospitals of Central California
 Project, 5%, 2/1/23                                              Baa1/NR            285,000              247,451
------------------------------------------------------------------------------------------------------------------
 Contra Costa Cnty., CA SPTX RRB,
 CFD 91-1, 5.58%, 8/1/16                                            NR/NR          3,075,000            2,916,853
------------------------------------------------------------------------------------------------------------------
 Corona, CA SFM RB, Sub. Lien,
 Series B, 6.30%, 11/1/28                                           A2/NR            800,000              823,472
------------------------------------------------------------------------------------------------------------------
 Escondido, CA Union High SDI CAP GOB,
 MBIA Insured, Zero Coupon, 6.20%, 11/1/19(2)                     Aaa/AAA          2,000,000              636,960
------------------------------------------------------------------------------------------------------------------
 Fontana, CA RA TXAL GORB,
 Jurupa Hills Redevelopment Project,
 Prerefunded, Series A, 7.10%, 10/1/23                            NR/BBB+          1,960,000            2,164,389
------------------------------------------------------------------------------------------------------------------
 Fontana, CA RA TXAL Refunding Bonds,
 Jurupa Hills Redevelopment Project,
 Series A, 5.50%, 10/1/19                                         NR/BBB+          1,185,000            1,130,253
------------------------------------------------------------------------------------------------------------------
 Fresno, CA HAU MH RB, Central Valley
 Coalition Projects, Series A, 5.60%, 8/1/30                       NR/AAA          3,075,000            3,107,472
------------------------------------------------------------------------------------------------------------------
 Fresno, CA USD GORB, Series A,
 MBIA Insured, 6.55%, 8/1/20                                  Aaa/AAA/AAA          1,225,000            1,366,353
------------------------------------------------------------------------------------------------------------------
 Fresno, CA USD GOUN, Series A,
 MBIA Insured, 6.40%, 8/1/16                                  Aaa/AAA/AAA          1,000,000            1,108,490
------------------------------------------------------------------------------------------------------------------
 Irvine, CA Improvement Bond Act 1915
 SPAST Bonds, Assessment District No. 94-13,
 Group 2, 5.875%, 9/2/17                                            NR/NR          1,250,000            1,212,225
------------------------------------------------------------------------------------------------------------------
 Irvine, CA Improvement Bonds Act 1915 RB,
 Assessment District 95-12, 6%, 9/2/21                              NR/NR          1,750,000            1,709,295
------------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA PFAU TXAL Bonds,
 Series A, 5.50%, 9/1/30                                           NR/BBB          2,500,000            2,290,650
------------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA School FAU RRB,
 Horsethief Canyon, 5.35%, 9/1/10                                   NR/NR          1,015,000              972,664
------------------------------------------------------------------------------------------------------------------
 Las Virgenes, CA USD CAP Bonds, Series A,
 MBIA Insured, Zero Coupon, 4.95%, 11/1/12(2)                 Aaa/AAA/AAA          2,095,000            1,044,714

              13 Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Long Beach, CA Harbor RRB, Series A,
 FGIC Insured, 6%, 5/15/10                                        Aaa/AAA        $   500,000          $   533,960
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney
 Parking Project, Zero Coupon, 6.95%, 9/1/11(2)               Baa1/BBB/A-          2,340,000            1,198,384
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney
 Parking Project, Zero Coupon, 5.67%, 9/1/16(2)              Baa1/BBB /A-          1,745,000              631,934
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, FSA Insured, 5%, 7/1/12                            Aaa/AAA/AAA          2,000,000            1,974,700
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, FSA Insured, 5%, 7/1/19                            Aaa/AAA/AAA          2,000,000            1,862,880
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, MBIA Insured, 5.25%, 7/1/15                        Aaa/AAA/AAA          2,000,000            1,970,000
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA Public Works FAU RRB,
 Regional Park & Open Space District,
 Series A, 5%, 10/1/16                                             Aa3/AA          1,900,000            1,804,620
------------------------------------------------------------------------------------------------------------------
 Los Angeles, CA USD GOB, Series A,
 FGIC Insured, 6%, 7/1/15                                     Aaa/AAA/AAA          1,000,000            1,069,300
------------------------------------------------------------------------------------------------------------------
 Los Angeles, CA USD GOB, Series B,
 FGIC Insured, 5%, 7/1/23                                     Aaa/AAA/AAA          2,000,000            1,824,640
------------------------------------------------------------------------------------------------------------------
 Palmdale, CA Civic Authority RRB,
 Merged Redevelopment Project,
 Prerefunded, Series A, 6.60%, 9/1/34                             Aaa/AAA            595,000              666,317
------------------------------------------------------------------------------------------------------------------
 Palmdale, CA Civic Authority RRB,
 Merged Redevelopment Project,
 Unrefunded Balance, Series A, 6.60%, 9/1/34                      Aaa/AAA            405,000              429,029
------------------------------------------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Refunding Bonds,
 Los Medanos Community Development Project,
 Sub. Lien, 6.20%, 8/1/19                                          NR/BBB          1,000,000            1,027,890
------------------------------------------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series A, 7.60%, 5/1/23                                          Aaa/AAA          2,500,000            3,079,700
------------------------------------------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A,
 MBIA Insured, 6.15%, 8/1/15                                      Aaa/AAA            500,000              539,920
------------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 FGIC Insured, Inverse Floater, 7.97%, 6/1/19(1)              Aaa/AAA/AAA          1,150,000            1,160,062
------------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater, 9.01%, 7/8/22(1)                  Aaa/AAA            500,000              590,625
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
 Prerefunded, 7.55%, 9/1/17                                         NR/NR          1,500,000            1,586,280
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA PFAU TXAL RRB,
 Redevelopment Projects, Series A, 5.625%, 10/1/33              Baa2/BBB-          1,650,000            1,580,106
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA SFM RB, Escrowed to Maturity,
 Series A, 7.80%, 5/1/21                                          Aaa/AAA          1,000,000            1,269,860

              14 Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Riverside, CA PFAU Lease RB, AMBAC Insured,
 5.25%, 10/1/17                                               Aaa/AAA/AAA         $2,100,000           $2,046,093
------------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA SFM RB,
 Escrowed to Maturity, 8%, 7/1/16(3)                              Aaa/AAA          2,810,000            3,576,315
------------------------------------------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB,
 FGIC Insured, Inverse Floater, 9.375%, 8/15/18(1)            Aaa/AAA/AAA          1,500,000            1,674,375
------------------------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration Authority RRB,
 MBIA Insured, 5.25%, 7/1/12                                  Aaa/AAA/AAA            250,000              251,935
------------------------------------------------------------------------------------------------------------------
 Salinas Valley, CA Solid Waste Authority RB,
 5.80%, 8/1/27                                                   Baa3/BBB          1,665,000            1,584,414
------------------------------------------------------------------------------------------------------------------
 San Diego Cnty., CA Water Authority
 Revenue COP, Prerefunded, Series 91-B,
 MBIA Insured, Inverse Floater, 8.87%, 4/8/21(1)                  Aaa/AAA          1,000,000            1,197,500
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA Bay Area Rapid Transit District
 Sales Tax RRB, AMBAC Insured, 6.75%, 7/1/11                  Aaa/AAA/AAA          1,000,000            1,153,350
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. International
 Airport Commission RB, Second Series Issue 13-B,
 MBIA Insured, 8%, 5/1/07                                         Aaa/AAA          1,140,000            1,353,864
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. International
 Airport Commission RB, Second Series Issue 14-A,
 MBIA Insured, 8%, 5/1/07                                         Aaa/AAA          1,290,000            1,532,004
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. RA Lease RB, CAP,
 George R. Moscone Project, Zero Coupon,
 5.36%, 7/1/10(2)                                                A1/A-/A+          4,500,000            2,533,185
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. Redevelopment
 FAU TXAL CAP Refunding Bonds, Redevelopment
 Projects, Series C, Zero Coupon, 5.20%, 8/1/13(2)                   A2/A          2,350,000            1,055,479
------------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road CAP RRB, Series A, 0%/5.75%, 1/15/21(4)          Baa3/BBB-/BBB          3,200,000            1,971,968
------------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road RB, Sr. Lien, Prerefunded, 6.75%, 1/1/32           Aaa/AAA/AAA          3,500,000            3,844,225
------------------------------------------------------------------------------------------------------------------
 San Ysidro, CA SDI GOB,
 AMBAC Insured, 6.125%, 8/1/21                                    Aaa/AAA            700,000              747,635
------------------------------------------------------------------------------------------------------------------
 South Orange Cnty., CA PFAU SPTX RB,
 Foothill Area, Series C, FGIC Insured, 8%, 8/15/08           Aaa/AAA/AAA          1,500,000            1,845,420
------------------------------------------------------------------------------------------------------------------
 Southern CA Home FAU SFM RB,
 Series A, 7.35%, 9/1/24                                           NR/AAA            185,000              190,936
------------------------------------------------------------------------------------------------------------------
 Southern CA Metropolitan Water District
 Waterworks RB, Series A, 5%, 7/1/26                               Aa2/AA          1,000,000              911,320
------------------------------------------------------------------------------------------------------------------
 Southern CA Metropolitan Water District
 Waterworks RRB, Inverse Floater, 7.42%, 10/30/20(1)               Aa2/AA          1,200,000            1,152,000

              15 Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 California Continued
 Southern CA PPAU Transmission Project RB,
 Inverse Floater, 7.615%, 7/1/12(1)                                Aa3/A+         $2,100,000        $   2,299,500
------------------------------------------------------------------------------------------------------------------
 Stanislaus, CA Waste-To-Energy Financing Agency
 Solid Waste Facilities RRB,
 Ogden Martin System, Inc.
 Project, 7.50%, 1/1/05                                             NR/A-          1,285,000            1,321,430
------------------------------------------------------------------------------------------------------------------
 Suisun City, CA PFAU TXAL RB, Suisun City
 Redevelopment Project, Series A, 5.20%, 10/1/28                    NR/A-          2,500,000            2,278,875
------------------------------------------------------------------------------------------------------------------
 Temecula, CA CFD No. 88-12-A SPTX Refunding Bonds,
 5.625%, 9/1/17                                                     NR/NR            535,000              506,629
------------------------------------------------------------------------------------------------------------------
 West Covina, CA COP, Queen of the Valley Hospital,
 Prerefunded, 6.50%, 8/15/19                                        A2/NR          1,120,000            1,248,363
                                                                                                    -------------
                                                                                                      126,163,061

------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--8.2%
 PR CMWLTH GOB, 5.375%, 7/1/25                                     Baa1/A          1,650,000            1,574,595
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH GORB, MBIA Insured,
 Inverse Floater, 8.08%, 7/1/08(1)                                Aaa/AAA          1,500,000            1,620,000
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB,
 Inverse Floater, 6.75%, 7/1/28(1,5)                                NR/NR          5,000,000            4,165,800
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RRB, Series A,
 AMBAC Insured, 5.50%, 7/1/13                                 Aaa/AAA/AAA          1,500,000            1,543,140
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RRB, Series A,
 AMBAC Insured, 5.50%, 7/1/14                                 Aaa/AAA/AAA          1,500,000            1,537,410
------------------------------------------------------------------------------------------------------------------
 PR Housing Finance Corp. SFM RB,
 Portfolio 1, Series B, 7.65%, 10/15/22                           Aaa/AAA            125,000              129,595
------------------------------------------------------------------------------------------------------------------
 PR Industrial, Medical & Environmental PC
 Facilities Tourist RB, Mennonite General
 Hospital Project, Series A, 6.50%, 7/1/12                    NR/BBB-/BBB            590,000              603,446
------------------------------------------------------------------------------------------------------------------
 PR Public Buildings Authority RB,
 Government Facilities, Series B,
 AMBAC Insured, 5%, 7/1/27                                        Aaa/AAA            300,000              275,337
                                                                                                    -------------
                                                                                                       11,449,323

------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $138,482,564)                                        98.8%         137,612,384
------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                         1.2            1,693,187
                                                                                     -----------------------------
 NET ASSETS                                                                            100.0%        $139,305,571
                                                                                     =============================

              16 Oppenheimer Main Street California Municipal Fund

FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listings of securities, abbreviations are used per the table below:

 CAP      Capital Appreciation                           MUD     Municipal Utility District
 CDAU     Communities Development Authority              PCFAU   Pollution Control Finance Authority
 CFD      Community Facilities District                  PFAU    Public Finance Authority
 CMWLTH   Commonwealth                                   PPAU    Public Power Authority
 COP      Certificates of Participation                  PWBL    Public Works Board Lease
 ED       Economic Development                           RA      Redevelopment Agency
 FAU      Finance Authority                              RB      Revenue Bonds
 GOB      General Obligation Bonds                       RRB     Revenue Refunding Bonds
 GORB     General Obligation Refunding Bonds             SCDAU   Statewide Communities Development Authority
 GOUN     General Obligation Unlimited Nts.              SDI     School District
 HAU      Housing Authority                              SFM     Single Family Mtg.
 HF       Health Facilities                              SPAST   Special Assessment
 HFA      Housing Finance Agency                         SPTX    Special Tax
 HTAU     Highway & Transportation Authority             TXAL    Tax Allocation
 MH       Multifamily Housing                            USD     Unified School District
 MTAU     Metropolitan Transportation Authority

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $16,128,362 or 11.58% of the Fund's net assets as of August 31, 1999.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Securities with an aggregate market value of $559,992 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,165,800 or 2.99% of the Fund's net assets as of August 31, 1999.

AS OF AUGUST 31, 1999, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $34,930,607 OR 25.07% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                             MARKET VALUE             PERCENT
---------------------------------------------------------------------------------------
 Special Assessment                                  $ 26,947,089                 19.6%
 Single Family Housing                                 24,732,266                 17.9
 Highways                                              17,351,490                 12.6
 General Obligation                                    14,253,636                 10.4
 Municipal Leases                                       8,723,894                  6.3
 Sales Tax                                              8,056,275                  5.9
 Adult Living Facilities                                7,947,877                  5.8
 Electric Utilities                                     5,976,498                  4.3
 Pollution Control                                      5,115,564                  3.7
 Hospital/Healthcare                                    4,810,001                  3.5
 Multifamily Housing                                    4,111,302                  3.0
 Marine/Aviation Facilities                             3,419,828                  2.5
 Water Utilities                                        3,260,820                  2.4
 Resource Recovery                                      2,905,844                  2.1
                                                    -----------------------------------

 Total                                               $137,612,384                100.0%
                                                    ===================================



 See accompanying Notes to Financial Statements.

              17 Oppenheimer Main Street California Municipal Fund

 STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999

==================================================================================================================
 ASSETS

 Investments, at value (cost $138,482,564)--see accompanying statement                              $ 137,612,384
------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                     357,087
------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                       2,007,893
 Interest                                                                                               1,763,865
 Shares of capital stock sold                                                                             214,653
 Other                                                                                                      1,446
                                                                                              --------------------
 Total assets                                                                                         141,957,328

==================================================================================================================
 LIABILITIES

 Payables and other liabilities:

 Investments purchased                                                                                  1,981,263
 Dividends                                                                                                372,159
 Shares of capital stock redeemed                                                                         213,863
 Shareholder reports                                                                                       37,183
 Distribution and service plan fees                                                                        12,740
 Transfer and shareholder servicing agent fees                                                              9,707
 Daily variation on futures contracts--Note 5                                                               6,438
 Other                                                                                                     18,404
                                                                                               -------------------
 Total liabilities                                                                                      2,651,757

==================================================================================================================

 NET ASSETS                                                                                          $139,305,571
                                                                                               ===================

==================================================================================================================
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                                                $    114,096
------------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                           140,300,950
------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                   (284,048)
------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                 (28,997)
------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments--Notes 3 and 5                                               (796,430)
                                                                                               -------------------
 Net assets                                                                                          $139,305,571
                                                                                               ===================

==================================================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $109,575,128 and 8,971,989 shares of capital stock outstanding)                                           $12.21
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                               $12.82
------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,730,443
 and 2,437,647 shares of capital stock outstanding)                                                        $12.20



 See accompanying Notes to Financial Statements.

              18 Oppenheimer Main Street California Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999

===============================================================================================
INVESTMENT INCOME
Interest                                                                          $  7,761,775

===============================================================================================
EXPENSES
Management fees--Note 4                                                                770,241
-----------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class B                                                                                280,483
-----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                   80,248
-----------------------------------------------------------------------------------------------
Shareholder reports                                                                     44,221
-----------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                 11,266
Class B                                                                                  4,659
-----------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                             11,998
-----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              8,823
-----------------------------------------------------------------------------------------------
Insurance expenses                                                                       2,818
-----------------------------------------------------------------------------------------------
Directors' compensation                                                                  2,304
-----------------------------------------------------------------------------------------------
Other                                                                                    2,779
                                                                                ---------------
Total expenses                                                                       1,219,840
Less expenses paid indirectly--Note 1                                                   (8,088)
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                      (210,066)
                                                                                ---------------
Net expenses                                                                         1,001,686
===============================================================================================
NET INVESTMENT INCOME                                                                6,760,089

===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                           (235,961)
Closing of futures contracts                                                           208,713
                                                                                ---------------
Net realized loss                                                                      (27,248)

-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                (9,255,882)
                                                                                ---------------
Net realized and unrealized loss                                                    (9,283,130)

===============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $(2,523,041)
                                                                                ===============

See accompanying Notes to Financial Statements.



             19   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,                                                          1999            1998
=======================================================================================================
OPERATIONS
Net investment income                                                   $   6,760,089   $   5,785,304
-------------------------------------------------------------------------------------------------------
Net realized loss                                                             (27,248)       (147,181)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      (9,255,882)      4,576,330
                                                                       --------------------------------

Net increase (decrease) in net assets resulting from operations            (2,523,041)     10,214,453

=======================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                    (5,577,537)     (5,113,266)
Class B                                                                    (1,114,948)       (736,400)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                            --        (802,490)
Class B                                                                            --        (131,382)

=======================================================================================================
CAPITAL STOCK TRANSACTIONS

Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                                     7,019,301      16,887,977
Class B                                                                     8,515,921      10,757,185

=======================================================================================================
NET ASSETS
Total increase                                                              6,319,696      31,076,077
-------------------------------------------------------------------------------------------------------
Beginning of period                                                       132,985,875     101,909,798
                                                                       --------------------------------
End of period (including overdistributed net investment
income of $284,048 and $351,652, respectively)                           $139,305,571    $132,985,875
                                                                       ================================



See accompanying Notes to Financial Statements.

             20  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

                                                                                           Year                    Year
                                                                                          Ended                   Ended
                                                                                      August 31,                June 30,
Class A                                                 1999       1998       1997       1996(1)      1996         1995
=========================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                  $13.02      $12.64     $12.16     $12.15      $12.09       $11.82
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .65         .65        .73        .12         .73          .73
Net realized and unrealized gain (loss)                 (.82)        .51        .49        .01         .07          .27
                                                     --------------------------------------------------------------------

Total income (loss) from
investment operations                                   (.17)       1.16       1.22        .13         .80         1.00
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.64)       (.67)     (.74)       (.12)       (.73)        (.69)
Dividends in excess of
net investment income                                     --          --         --         --          --         (.04)
Distributions from net realized gain                      --        (.11)        --         --          --           --
Distributions in excess of net realized gain              --          --         --         --        (.01)          --
                                                     --------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.64)       (.78)     (.74)      (.12)       (.74)        (.73)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.21      $13.02    $12.64     $12.16      $12.15       $12.09
                                                     ====================================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (1.42)%      9.33%    10.24%      1.12%       6.73%        8.93%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)            $109,575    $109,811   $89,991    $76,817     $76,913      $78,134
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $111,996    $ 99,678   $80,311    $77,584     $78,676      $76,148
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   5.03%       5.04%     5.91%      6.00%       5.99%        6.27%
Expenses, before voluntary assumption
and indirect expenses                                   0.67%       0.69%(4)  0.59%(4)   0.57%(4)    0.58%(4)    0.57%(4)
Expenses, after voluntary assumption
and indirect expenses                                   0.51%       0.53%       N/A       N/A          N/A         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                25%         30%       46%         1%         33%         14%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.

See accompanying Notes to Financial Statements.

             21  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued


                                                                                                   YEAR                    YEAR
                                                                                                  ENDED                   ENDED
                                                                                              AUGUST 31,                JUNE 30,
CLASS B                                              1999           1998            1997         1996(1)        1996       1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period              $13.01          $12.63          $12.14        $12.14        $12.08     $11.80
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .53             .54             .60           .10           .61        .62
Net realized and unrealized gain (loss)             (.83)            .49             .50            --           .07        .27
                                                  --------------------------------------------------------------------------------
Total income (loss) from
investment operations                               (.30)           1.03            1.10           .10           .68        .89
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.51)          (.54)            (.61)         (.10)         (.61)      (.57)
Dividends in excess of
net investment income                                 --             --               --            --            --       (.04)
Distributions from net realized gain                  --           (.11)              --            --            --         --
Distributions in excess of net realized gain          --             --               --            --          (.01)        --
                                                  --------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.51)          (.65)           (.61)          (.10)         (.62)      (.61)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.20         $13.01          $12.63         $12.14        $12.14     $12.08
                                                  ================================================================================

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                (2.41)%         8.24%           9.24%          0.85%         5.66%      7.90%

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $29,730        $23,175         $11,919         $5,928        $5,442     $2,648
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $28,070        $18,087         $ 8,129         $5,767        $3,848     $1,904
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.02%          4.19%           4.85%          4.92%         4.94%      5.17%
Expenses, before voluntary assumption
and indirect expenses                               1.67%          1.70%(4)        1.60%(4)       1.62%(4)      1.60%(4)  1.55%(4)
Expenses, after voluntary assumption
and indirect expenses                               1.52%          1.53%             N/A            N/A          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            25%            30%             46%             1%           33%       14%



1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for period of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.

See accompanying Notes to Financial Statements.

             22  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A and B have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


             23  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

Notes to Financial Statements continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      There are certain risks arising from geographic concentration in any state. Certain revenue- or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



             24  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

===============================================================================
2. CAPITAL STOCK

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                           YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31, 1998
                           SHARES              AMOUNT      SHARES              AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                         1,681,985   $ 21,674,388       2,165,645    $ 27,847,918
Dividends and/or
distributions reinvested       281,702      3,627,456         290,138       3,721,102
Redeemed                    (1,423,149)   (18,282,543)     (1,141,736)    (14,681,043)
                            ----------------------------------------------------------

Net increase                   540,538   $  7,019,301       1,314,047    $ 16,887,977
                            ==========================================================
--------------------------------------------------------------------------------------
CLASS B
Sold                           964,557   $ 12,473,622         931,591    $ 11,964,499
Dividends and/or
distributions reinvested        59,086        758,691          44,882         575,114
Redeemed                      (367,694)    (4,716,392)       (138,617)     (1,782,428)
                            ----------------------------------------------------------
Net increase                   655,949   $  8,515,921         837,856    $ 10,757,185
                            ==========================================================

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of August 31, 1999, net unrealized depreciation on securities of $870,180 was composed of gross appreciation of $3,223,012, and gross depreciation of $4,093,192.

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets if the Fund's net assets are $100 million or more (it is reduced if assets are less). The Manager has voluntarily undertaken to limit its fees to 0.40% of average annual net assets if the Fund's assets are $100 million or more. The Manager can terminate that waiver at any time. The Fund's management fee for the year ended August 31, 1999 was 0.40% of average annual net assets for each class of shares, after giving affect to the waiver.

-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


             25  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  CONTINUED

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                     AGGREGATE            CLASS A       COMMISSIONS       COMMISSIONS
                                     FRONT-END          FRONT-END        ON CLASS A        ON CLASS B
                                 SALES CHARGES      SALES CHARGES            SHARES            SHARES
                                    ON CLASS A        RETAINED BY       ADVANCED BY       ADVANCED BY
YEAR ENDED                              SHARES        DISTRIBUTOR    DISTRIBUTOR(1)    DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------
August 31, 1999                       $370,004            $65,422           $27,796          $426,112

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B shares from its own resources at the time of sale.

                                                          CLASS A                             CLASS B
                                              CONTINGENT DEFERRED                 CONTINGENT DEFERRED
                                                    SALES CHARGES                       SALES CHARGES
YEAR ENDED                                RETAINED BY DISTRIBUTOR             RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
August 31, 1999                                            $4,038                             $95,508


      The Fund has adopted a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

-------------------------------------------------------------------------------
CLASS B DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B plan allows the Distributor to be reimbursed for its services and costs in distributing Class B and servicing accounts.

      The Distributor retains the asset-based sales charge on Class B shares. The asset-based sales charges on Class B shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plan. If the Class B plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999 were as follows:

                                                                      DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                          AGGREGATE      UNREIMBURSED
                                                                       UNREIMBURSED     EXPENSES AS %
                                TOTAL PAYMENTS    AMOUNT RETAINED          EXPENSES     OF NET ASSETS
                                    UNDER PLAN     BY DISTRIBUTOR        UNDER PLAN          OF CLASS
------------------------------------------------------------------------------------------------------
Class B Plan                          $280,483           $238,366        $1,067,326             3.59%


             26  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

===============================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 1999, the Fund had outstanding futures contracts as follows:

                                                     NUMBER OF        VALUATION AS OF        UNREALIZED
CONTRACT DESCRIPTION            EXPIRATION DATE      CONTRACTS        AUGUST 31, 1999       APPRECIATION
-----------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
U.S. Treasury Bonds                     9/21/99             40             $4,573,750            $73,750


===============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

      The Fund had no borrowings outstanding during the year ended August 31, 1999.


             27  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

===============================================================================
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999 and 1998 and the financial highlights for the period July 1, 1994, to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1999


             28  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

===============================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the year ended August 31, 1999 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


             29  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

OPPENHEIMER MAIN STREET(R) CALIFORNIA MUNICIPAL FUND

A Series of Oppenheimer Main Street Funds, Inc.

==============================================================================================
OFFICERS AND DIRECTORS          James C. Swain, Director and Chairman of the Board
                                Bridget A. Macaskill, Director and President
                                Robert G. Avis, Director
                                William A. Baker, Director
                                George C. Bowen, Director
                                Jon S. Fossel, Director
                                Sam Freedman, Director
                                Raymond J. Kalinowski, Director
                                C. Howard Kast, Director
                                Robert M. Kirchner, Director
                                Ned M. Steel, Director
                                Caryn Halbrecht, Vice President
                                Andrew J. Donohue, Vice President and Secretary
                                Brian W. Wixted, Treasurer
                                Robert G. Zack, Assistant Secretary
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
==============================================================================================
INVESTMENT ADVISOR              OppenheimerFunds, Inc.

==============================================================================================
DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.
==============================================================================================
TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT
==============================================================================================
CUSTODIAN OF                    The Bank of New York
PORTFOLIO SECURITIES
==============================================================================================
INDEPENDENT AUDITORS            Deloitte & Touche LLP
==============================================================================================
LEGAL COUNSEL                   Myer, Swanson, Adams & Wolf, P.C.

                                This is a copy of a report to shareholders of Oppenheimer
                                Main Street California Municipal Fund. This report must
                                be preceded or accompanied by a Prospectus of
                                Oppenheimer Main Street California Municipal Fund. For
                                material information concerning the Funds, see the
                                Prospectus.

                                SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR
                                OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY
                                BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY,
                                AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE
                                LOSS OF THE PRINCIPAL AMOUNT INVESTED.



             30  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY


================================================================================================================
GLOBAL EQUITY

                                 Developing Markets Fund                 Global Fund
                                 International Small Company Fund        Quest Global Value Fund
                                 Europe Fund                             Global Growth & Income Fund
                                 International Growth Fund

================================================================================================================
EQUITY

                                 Stock                                   Stock & Bond
                                 Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
                                 Discovery Fund                          Quest Opportunity Value Fund
                                 Main Street(R) Small Cap Fund           Total Return Fund
                                 Quest Small Cap Value Fund              Quest Balanced Value Fund
                                 MidCap Fund                             Capital Income Fund(2)
                                 Capital Appreciation Fund               Multiple Strategies Fund
                                 Growth Fund                             Disciplined Allocation Fund
                                 Disciplined Value Fund                  Convertible Securities Fund
                                 Quest Value Fund
                                                                         Specialty
                                                                         Real Asset Fund
                                                                         Gold & Special Minerals Fund

================================================================================================================
FIXED INCOME

                                 Taxable                                 Municipal
                                 International Bond Fund                 California Municipal Fund(3)
                                 World Bond Fund                         Florida Municipal Fund(3)
                                 High Yield Fund                         New Jersey Municipal Fund(3)
                                 Champion Income Fund                    New York Municipal Fund(3)
                                 Strategic Income Fund                   Pennsylvania Municipal Fund(3)
                                 Bond Fund                               Municipal Bond Fund
                                 U.S. Government Trust                   Insured Municipal Fund
                                 Limited-Term Government Fund            Intermediate Municipal Fund

                                                                         Rochester Division
                                                                         Rochester Fund Municipals
                                                                         Limited Term New York Municipal Fund

================================================================================================================
MONEY MARKET(4)

                                 Money Market Fund                       Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.



             31  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

-------------------------------------------------------------------------
Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
-------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
-------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
-------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
-------------------------------------------------------------------------
Telecommunications Device for  the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
-------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
-------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------------------------

                                                    [OPPENHEIMERFUNDS LOGO]
RA0725.001.0899  October 29, 1999                     Distributor, Inc.